EXHIBIT 10.3

CONFIDENTIAL TREATMENT
CLIFFS NATURAL RESOURCES INC. HAS
REQUESTED THAT THE MARKED PORTIONS OF THIS
DOCUMENT BE ACCORDED CONFIDENTIAL
TREATMENT PURSUANT TO RULE 24B-2
UNDER THE SECURITIES EXCHANGE ACT OF 1934

ESSAR STEEL ALGOMA INC.
PELLET SUPPLY TERM SHEET

I. Parties:
Essar Steel Algoma Inc. (“Essar”) and The Cleveland-Cliffs Iron Company (“CCIC”), Cliffs Mining Company (“CMC”) and Northshore Mining Company (“Northshore” and collectively with CCIC and CMC, “Cliffs”). Essar and Cliffs may each be referred to as “Party” or together as “Parties.”

II. Agreement and

Term Sheet:
A. Essar and Cliffs are currently parties to Pellet Sale and Purchase Agreement entered into and effective as of January 31, 2002, as amended (“Agreement”). The Agreement has been amended seven times, and each of the amendments is fully incorporated into the Agreement.

B. The Parties agree that this Term Sheet shall further amend the Agreement, however, to the extent the Term Sheet does not alter the Agreement, the Agreement shall remain in full force and effect and shall govern the Parties’ relationship. In the event the Term Sheet and the Agreement contradict one another, the Term Sheet shall govern.

C. The Parties agree that this Term Sheet shall be effective as of May 31, 2013. The Parties further agree to enter into a definitive agreement which shall supersede and replace the Agreement (“Definitive Agreement”). The Definitive Agreement shall incorporate this Term Sheet and the Agreement, as amended, into one complete document. All other terms and conditions contained in this Term Sheet and the Agreement shall remain in full force and effect until the Definitive Agreement is fully executed.

III. Term:	January 1, 2013 through December 31, 2024 (12 years). “Contract year” is defined as January 1 through December 31.

IV. Volume:	A. For the Contract year 2013 the Annual Requirements[1] volume shall be fixed at ***. *** terms set forth in Section XII of this Term Sheet.

B. For the Contract years 2014, 2015 and 2016 the Annual Requirements volume shall be ***. The Parties shall apply the nomination process contained in Section 5 of the Agreement, *** terms set forth Section XIII of this Term Sheet.

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

C. For the Contract years 2017 through and including 2024 Cliffs shall sell and deliver to Essar, and Essar shall purchase and receive from Cliffs and pay Cliffs for ***. *** terms set forth in Section XIII of this Term Sheet.

D. For the Contract years 2017 through and including 2024, in the event Essar operates a second blast furnace, then Cliffs shall deliver and Essar shall take and pay for ***.

V. Grades:	The grades for the Cliffs Pellets shall remain the same as in the Agreement.

VI. 2013 Price:	A. The price for 2013 Annual Requirements shall be calculated pursuant to the Agreement, ***.

1. In the event Essar elects ***.

B. ***

C. ***

VII. ***:	***

VIII. 2014 Price:	The Parties have agreed that the price for 2014 Annual Requirements tonnage is ***.

IX. 2015 and

2016 Price:	A. The price for Annual Requirements for the Contract years 2015 and 2016 shall be calculated in the following manner:

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

B. ***

X. 2017-2024

Price:	A. The price for Contract Requirements for the contract years 2017 through and including 2024 shall be calculated in the following manner:

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

B. ***

XI. ***:	Per Section VIII above, ***.

XII. ***:	A. ***

B. ***

C. ***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

(A) ***	(B) ***	(C) ***	(D) ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

XIII. ***:	A. ***

1.	***

2.	***

XIV. Delivery:	A. ***

B. ***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

Essar Steel Algoma Inc.

By:	/s/ Indranil Sinha
Title:	G.M. (PLS)
Date:	7th June 2013

CLIFFS MINING COMPANY

By:	/s/ Terrence R. Mee
Title:	Sr. Vice President
Date:	June 7, 2013

THE CLEVELAND-CLIFFS IRON COMPANY

By:	/s/ Terrence R. Mee
Title:	Sr. Vice President
Date:	June 7, 2013

NORTHSHORE MINING COMPANY

By:	/s/ Terrence R. Mee
Title:	Sr. Vice President
Date:	June 7, 2013

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

EXHIBIT B-3
CLIFFS SALES COMPANY
ESSAR STEEL ALGOMA INC.
***

***[1]

***	***
***	***
***	***

***[2]	***
***	***
***	***

[1]***
[2]***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

EXHIBIT B-4
CLIFFS SALES COMPANY
ESSAR STEEL ALGOMA INC.
***

***
***

***[1]	***

***[1]	***
***[2]	***
***	***
***	***

***[3]	***
***[4]	***
***	***
***	***
***	***
***	***
***	***
***	***

***	***

***	***

***[5]	***
***	***

***	***
***	***
***	***
[1]***
[2]***
[3]***
[4]***
[5]***

CONFIDENTIAL MATERIAL HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS
DENOTE SUCH OMISSIONS.

EXHIBIT B-5
CLIFFS SALES COMPANY
ESSAR STEEL ALGOMA INC.
***

***
***

***[1]	***

***[1]	***
***[2]	***
***	***
***	***

***[3]	***
***[4]	***
***	***
***	***

***	***
***	***
***	***
***	***

***	***

***	***

***[5]	***
***	***

***	***
***	***
***	***
[1]***
[2]***
[3]***
[4]***
[5]***